Exhibit 10.1

AMENDMENT NO. 1 TO

EIGHTH AMENDED AND RESTATED ADVISORY AGREEMENT

This Amendment No. 1 to the Eighth Amended and Restated Advisory Agreement between Sterling Real Estate Trust d/b/a Sterling Multifamily Trust, an unincorporated North Dakota business Trust (the “Company”),  Sterling Properties, LLLP, d/b/a Sterling Multifamily Properties, LLLP, a North Dakota limited liability limited partnership (“Operating Partnership”) and Sterling Management, LLC, a North Dakota limited liability company (the “Advisor”) is made and entered into effective September 1, 2019.

WHEREAS, the parties previously entered into an Eighth Amended and Restated Advisory Agreement effective April 1, 2019;

WHEREAS, Advisor has since expanded its Asset Management function in order to assume  responsibility for managing capital improvement projects on the Operating Partnership’s Real Property;

WHEREAS, the parties mutually desire that Advisor provide project management services for capital improvement projects on the Operating Partnership’s Real Property, and that the Advisor be compensated for such services with a project management fee equal to 6.0% of the total project cost for each completed project;

NOW THEREFORE, in consideration of the foregoing recitals, the terms and conditions set forth below, and for other good and valuable consideration, the parties agree as follows:

1.         Capitalized Terms.  Capitalized terms used in this Amendment No. 1 and not otherwise defined herein have the meaning assigned to them in the Eighth Amended and Restated Advisory Agreement.

2.         Amendment.  The Eighth Amended and Restated Advisory Agreement is hereby amended to add the following under Section 10 relating to Fees:

(f)         Project Management.  The Advisor shall receive a fee for managing capital improvement projects (other than development projects subject to Section 10(e) above) on the Operating Partnership’s Real Property.  The project management fee shall be equal to 6.0% of the total project cost for each completed project.

3.         Other Terms and Conditions.  All other terms and conditions of the Eighth Amended and Restated Advisory Agreement shall remain in full force and effect and are ratified by the Parties through this Amendment No. 1.

[signature page follows]

The parties have executed this Amendment No. 1 to Eighth Amended and Restated Advisory Agreement as of the date first set forth above.

COMPANY:

STERLING REAL ESTATE TRUST,

d/b/a Sterling Multifamily Trust,

By:	/s/ Bruce W. Furness
Name:	Bruce W. Furness
Title:	Chairman of the Board

OPERATING PARTNERSHIP:

STERLING PROPERTIES, LLLP,

d/b/a Sterling Multifamily Properties, LLLP,

By:       STERLING REAL ESTATE TRUST,

d/b/a Sterling Multifamily Trust,

By:	/s/ Bruce W. Furness
Name:	Bruce W. Furness
Title:	Chairman of the Board

ADVISOR:

STERLING MANAGEMENT, LLC

By:	/s/ Ryan M. Downs
Name:	Ryan M. Downs
Title:	President